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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported) September 12, 1997
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                    American Restaurant Group Holdings, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        33-74012                                       33-0592148
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(Commission File Number)                    (I.R.S. Employer Identification No.)


450 Newport Center Drive, Newport Beach, CA                      92660
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  (Address of Principal Executive Offices)                     (Zip Code)


                                 (714) 721-8000
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              (Registrant's Telephone Number, Including Area Code)



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         (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5. OTHER EVENTS

     American Restaurant Group, Inc., a wholly owned subsidiary of American Restaurant Group Holdings, Inc., issued the following press release on September 12, 1997:


For Immediate Release
September 12, 1997



Newport Beach, California - American Restaurant Group, Inc. announced today that it has agreed to sell its Stuart Anderson's Black Angus Restaurants to an investor group consisting of Trivest Inc. and Miller Capital Management, Inc. The transaction, which is subject to government approvals and other customary conditions, is expected to close in the fourth quarter of 1997. Terms of the transaction were not disclosed.




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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        AMERICAN RESTAURANT GROUP HOLDINGS, INC.
                                                    (Registrant)



Date: September 26, 1997                By: /s/ WILLIAM J. MCCAFFREY, JR.
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                                            William J. McCaffrey, Jr.
                                            Chief Financial Officer



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